TABLE 1	Exhibit 99.2

Royal Gold’s Royalty Portfolio

Calendar Year 2012 Production Estimates 1

PROPERTY	ROYALTY	OPERATOR	METAL	PRODUCTION
UNITED STATES
Bald Mountain	1.75% to 2.5% NSR [2]	Barrick	Gold	84,000 oz
Cortez - GSR1 and GSR2	0.40% to 5.0% GSR [3]	Barrick	Gold	106,000 oz
Cortez - GSR3	0.71% GSR	Barrick	Gold	106,000 oz
Cortez - NVR1	0.39% NSR	Barrick	Gold	83,000 oz
Gold Hill	1.0% to 2.0% NSR [4]	Kinross/Barrick	Gold	11,400 oz [5]
Gold Hill	1.0% to 2.0% NSR [4]	Kinross/Barrick	Silver	25,100 oz [5]
Goldstrike (SJ Claims)	0.9% NSR	Barrick	Gold	531,000 oz
Leeville	1.8% NSR	Newmont	Gold	254,000 oz
Marigold	2.0% NSR	Goldcorp/Barrick	Gold	112,500 oz [6]
Robinson [7]	3.0% NSR	KGHM	Gold	Not Reported
Robinson [7]	3.0% NSR	KGHM	Copper	Not Reported
Troy [8]	3.0% NSR	Revett	Silver	1.4 million oz
Troy [8]	3.0% NSR	Revett	Copper	11.5 million lbs
Twin Creeks	2.0% GV	Newmont	Gold	9,400 oz
Wharf	0.0% to 2.0% NSR [9]	Goldcorp	Gold	55,000 oz
CANADA
Canadian Malartic	1.0% to 1.5% NSR [10]	Osisko	Gold	565,000 oz
Holt	0.00013 x Au price	St Andrew Goldfields	Gold	45,000 – 50,000 oz
Voisey’s Bay	2.7% NSR	Vale	Copper	Not Reported
Voisey’s Bay	2.7% NSR	Vale	Nickel	Not Reported
Voisey’s Bay	2.7% NSR	Vale	Cobalt	Not Reported
Williams	0.9% NSR	Barrick	Gold	Not Reported
Wolverine	0.0% to 9.445% NSR [11]	Yukon Zinc	Gold	Not Reported
Wolverine	0.0% to 9.445% NSR [11]	Yukon Zinc	Silver	Not Reported

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TABLE 1 (cont.)

Royal Gold’s Royalty Portfolio

Calendar Year 2012 Production Estimates 1

PROPERTY	ROYALTY	OPERATOR	METAL	PRODUCTION
MEXICO
Dolores	3.25% NSR	Pan American Silver	Gold	75,000 – 80,000 oz
Dolores	2.0% NSR	Pan American Silver	Silver	3.5 – 4.0 million oz
El Chanate	2.0% to 4.0% NSR [12]	AuRico Gold	Gold	78,000 –88,000 oz
Mulatos	1.0% to 5.0% NSR [13]	Alamos	Gold	200,000 – 220,000 oz
Peñasquito	2.0% NSR	Goldcorp	Gold	425,000 oz [7]
Peñasquito	2.0% NSR	Goldcorp	Silver	26 million oz [7]
Peñasquito	2.0% NSR	Goldcorp	Lead	180 million lb [7]
Peñasquito	2.0% NSR	Goldcorp	Zinc	400 million lb [7]
CENTRAL AND SOUTH AMERICA
Andacollo [14]	75% of payable gold (NSR)	Teck	Gold	60,000 oz [15]
Don Mario	3.0% NSR	Orvana	Gold	12,500 oz [15,16]
Don Mario	3.0% NSR	Orvana	Silver	500,000 oz [15,16]
Don Mario	3.0% NSR	Orvana	Copper	12.1 million lbs [15,16]
El Limon	3.0% NSR	B2Gold	Gold	48,000 –50,000 oz
El Toqui	0.0% to 3.0% NSR [17]	Nyrstar	Gold	Not Reported
El Toqui	0.0% to 3.0% NSR [17]	Nyrstar	Silver	Not Reported
El Toqui	0.0% to 3.0% NSR [17]	Nyrstar	Lead	Not Reported
El Toqui	0.0% to 3.0% NSR [17]	Nyrstar	Zinc	Not Reported
Martha	2.0% NSR	Coeur d’Alene	Gold	400 -500 oz
Martha	2.0% NSR	Coeur d’Alene	Silver	700,000 – 900,000 oz

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TABLE 1 (cont.)

Royal Gold’s Royalty Portfolio

Calendar Year 2012 Production Estimates 1

PROPERTY	ROYALTY	OPERATOR	METAL	PRODUCTION
AUSTRALIA
Balcooma	1.5% NSR	Kagara	Gold	Not Reported
Balcooma	1.5% NSR	Kagara	Silver	Not Reported
Balcooma	1.5% NSR	Kagara	Copper	Not Reported
Balcooma	1.5% NSR	Kagara	Lead	Not Reported
Balcooma	1.5% NSR	Kagara	Zinc	Not Reported
Gwalia Deeps	1.5% NSR	St Barbara	Gold	175,000 – 190,000 oz [18]
King of the Hills	1.5% NSR	St Barbara	Gold	55,000 – 60,000 [18]
Mt. Goode (Cosmos)	1.5% NSR	Xstrata	Nickel	Not Reported
South Laverton	1.5% NSR	Saracen	Gold	110,000 – 120,000 oz [18]
Southern Cross	1.5% NSR	St Barbara	Gold	90,000 – 100,000 oz [18]
AFRICA
Inata	2.5% GSR	Avocet	Gold	160,000 oz
Taparko	2.0% GSR [19]	High River	Gold	148,000 oz
EUROPE
Las Cruces	1.5% NSR	Inmet	Copper	136.0 – 151.2 million lbs

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FOOTNOTES TO TABLE 1

[1]	The estimates and production reports are prepared by the operators of the mining properties. Royal Gold does not participate in the preparation or verification of the operators’ estimates or production reports and has not independently assessed or verified the accuracy of such information. Please refer to our cautionary statement regarding forward-looking statements and to the risk factors identified in our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission for information regarding factors that could affect actual results.

[2]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): Below $375 – 1.75%; >$375 to $400 – 2.0%; >$400 to $425 – 2.25%; >$425 and higher – 2.5%. All price points are stated in 1986 dollars and are subject to adjustment in accordance with a blended index comprised of labor, diesel fuel, industrial commodities, and mining machinery.

[3]	GSR sliding-scale schedule (price of gold per ounce – royalty rate): Below $210 – 0.40%; $210 to $229.99 – 0.50%; $230 to $249.99 – 0.75%; $250 to $269.99 – 1.30%; $270 to $309.99 – 2.25%; $310 to $329.99 – 2.60%; $330 to $349.00 – 3.00%; $350 to $369.99 – 3.40%; $370.00 to 389.00 – 3.75%; $390 to $409.99 – 4.0%; $410 to $429.99 – 4.25%; $430 to $449.99 – 4.50%; $450 to $469.99 – 4.75%; $470 and higher – 5.00%.

[4]	NSR sliding-scale will pay 2.0% when the price of gold is above $350 per ounce and 1.0% when the price of gold falls to $350 per ounce or below.

[5]	Production is expected to commence in the second half of calendar 2012.

[6]	Production guidance reflects the entire project. Operator has not provided a breakdown of production by royalty interest.

[7]	Production estimates reflect payable metal and are subject to third party treatment charges.

[8]	Recovered metal is contained in concentrate and is subject to third party recovery losses.

[9]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to under $350 – 0.0%; $350 to under $400 – 0.5%; $400 to under $500 – 1.0%; $500 or higher – 2.0%.

[10]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to $350 – 1.0%; above $350 – 1.5%.

[11]	Gold royalty rate is based on the price of silver per ounce. NSR sliding-scale schedule (price of silver per ounce – royalty rate): Below $5.00 – 0.0%; $5.00 to $7.50 – 3.778%; >$7.50 – 9.445%.

[12]	The NSR sliding-scale royalty is capped once payments of approximately $17 million have been received. As of December 31, 2011, payments of approximately $10.6 million have been recognized. NSR sliding-scale schedule (price of gold per ounce – royalty rate): less than $300 – 2.0%; $300 to $350 – 3.0%; greater than $350 – 4.0%.

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FOOTNOTES TO TABLE 1 (cont.)

[13]	The Company’s royalty is subject to a 2.0 million ounce cap on gold production. There have been approximately 805,000 ounces of cumulative production, as of December 31, 2011. NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to $299.99 – 1.0%; $300 to $324.99 – 1.50%; $325 to $349.99 – 2.0%; $350 to $374.99 – 3.0%; $375 to $399.99 – 4.0%; $400 or higher – 5.0%.
[14]	The royalty rate is 75% until 910,000 payable ounces of gold have been produced; 50% thereafter. There have been approximately 73,000 of cumulative payable ounces produced as of December 31, 2011. Gold is produced as a by-product of copper.

[15]	Recovered metal is contained in concentrate and is subject to third party treatment charges and recovery losses.

[16]	Production guidance for October 2011 through September 2012.

[17]	All metals are paid based upon zinc prices. NSR sliding-scale schedule (price of zinc per pound – royalty rate): Below $0.50 – 0.0%; $0.50 to below $0.55 – 1.0%; $0.55 to below $0.60 – 2.0%; $0.60 or higher – 3.0%.

[18]	Production guidance for July 2011 through June 2011.

[19]	The 2.0% GSR royalty applies to gold production from defined portions of the Taparko-Bouroum project area.

NOTE:

The Table does not include production information for Allan, Johnson Camp, Skyline and three oil and gas royalties.

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DEFINITIONS

The Company’s production portfolio contains several different types of interests which are defined as follows:

Gross Smelter Return (“GSR”) Royalty - a defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract-defined costs paid by or charged to the operator.

Gross Value ("GV") Royalty - a defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined costs, if any.

Metal Stream – a metal purchase agreement that provides, in exchange for an upfront deposit payment, the right to purchase all or a portion of one or more metals produced from a mine, at a price determined for the life of the transaction by the purchase agreement.

Net Smelter Return (“NSR”) Royalty - a defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining and smelting costs.

Net Value Royalty (“NVR”) - a defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined transportation costs, milling costs and taxes.

Royalty - the right to receive a percentage or other denomination of mineral production from a resource extraction operation.

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